SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2012

ROYALE ENERGY, INC.
(Exact name of registrant as specified in its charter)

California	0-22750	33-02224120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7676 Hazard Center Drive, Suite 1500
San Diego, California 92108
(Address of principal executive office)
Issuer's telephone number:  (619) 881-2800

Section 8   Other Events

Item 8.01  Other Events

On April 30, 2012, Royale Energy’s acquisition of lease acreage for shale liquids on the North Slope of Alaska as mentioned in an article published in the Petroleum News, a weekly newspaper based in Anchorage, Alaska.  The news article is attached to this Report as Exhibit 99.1

Section 9   Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1  News Article

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: May 1, 2012	/s/ Stephen M. Hosmer
Stephen M. Hosmer, Co-President, Co-Chief Executive Officer and Chief Financial Officer